UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022

Kyndryl Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40853	86-1185492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, during the three months ended March 31, 2022, Kyndryl Holdings, Inc. (the “Company”) updated certain allocations methodologies among segments related to its measure of adjusted EBITDA. For informational purposes only, on May 26, 2022 the Company posted recast segment adjusted EBITDA data for the fiscal years ended December 31, 2021 and 2020, as well as the interim periods for fiscal year 2021 and fiscal year 2020 in the “Investors” section of its website, www.kyndryl.com. The Company is furnishing this information in order to provide summary financial information and historical data that is presented on a basis consistent with the updated methodologies.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

As previously disclosed, during the three months ended March 31, 2022, the Company identified an $87 million over-accrual in its accrued contract costs balance that related to a majority-owned, consolidated joint venture in the Company’s Principal Markets segment. This over-accrual was principally built up prior to the Company’s separation from International Business Machines Corporation, resulting in overstatements of cost of services and accrued contract costs, and understatement of the Principal Markets segment’s adjusted EBITDA. The Company concluded that such impacts were not material to any prior annual or interim period. The Company further determined that the correction of the over-accrual within the Company’s transition period from January 1, 2022 to March 31, 2022 would be significant to such three-month results.

Accordingly, the Company is revising the prior period amounts to reflect the immaterial correction of the over-accrual, which revision as of and for the three months ended March 31, 2021 was disclosed in the unaudited consolidated financial statements included in Company’s Transition Report on Form 10-QT for the transition period from January 1, 2022 to March 31, 2022 (the “Transition Report”). The Company’s subsequent Quarterly Reports on Form 10-Q will also reflect the reversal of the immaterial over-accrual as a revision to prior interim periods. In addition, the Company is revising the following portions of its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) to reflect the correction relating to the periods disclosed therein:

●	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
●	Part II. Item 8. Financial Statements and Supplementary Data

In addition, as disclosed and discussed in Item 7.01 above, the Company has recast the information included in the portions of the Form 10-K identified above to reflect the updates to the Company’s segment allocation methodologies.

Such revised and recast portions of the Form 10-K are being filed as Exhibit 99.1 hereto.

No items in the Form 10-K other than those identified above are being updated by this filing. Information in the Form 10-K is generally stated as of December 31, 2021, and the exhibits filed herewith do not reflect any subsequent information or events other than the revisions relating to the immaterial error and the updates of the segment allocation methodologies noted above. Without limiting the foregoing, the exhibits filed herewith do not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the correction of an immaterial error and the updates of the segment allocation methodologies described above. More current information is contained in the Transition Report and the Company’s other filings with the Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K and the exhibits filed herewith should be read in conjunction with the Form 10-K and SEC filings made by the Company subsequent to the filing of the Form 10-K, including the Transition Report. The documents filed by the Company subsequent to the Form 10-K, including the Transition Report, contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Form 10-K. For a discussion of events and developments subsequent to the filing of the Form 10-K, please refer to the Company’s SEC filings since that date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021
Part II. Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8 Financial Statements and Supplementary Data
101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2022

KYNDRYL HOLDINGS, INC.

By:	/s/ Vineet Khurana
Name: Vineet Khurana
Title: Vice President and Controller